UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 17, 2022

Date of Report

(Date of earliest event reported)

Arrowhead Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38042	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 E. Colorado Blvd, Suite 700, Pasadena, CA 91105

(Address of principal executive offices, including Zip Code)

(626) 304-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARWR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders of Arrowhead Pharmaceuticals, Inc. (the “Company”) at the 2022 Annual Meeting of Stockholders held on March 17, 2022.

•	To elect seven directors to serve as members of the Company’s Board of Directors until the next Annual Meeting or until their successors are elected;

•	To approve, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers;

•	To approve the Company’s Non-Employee Director Compensation Plan; and

•	To ratify the selection of Rose Snyder & Jacobs as independent auditors of the Company for the fiscal year ended September 30, 2022.

As of January 21, 2022, the record date for the Annual Meeting, the Company had 105,448,417 shares of its common stock outstanding and entitled to vote. At the Annual Meeting 89,738,550 shares were present in person or represented by proxy and entitled to vote. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Election of Directors

NAME	FOR	AGAINST	ABSTAIN	NON VOTES
Christopher Anzalone	68,581,047	803,556	195,619	20,158,328
Douglass Given	67,565,311	1,889,395	125,516	20,158,328
Mauro Ferrari	24,257,754	44,444,641	877,827	20,158,328
Michael S. Perry	29,372,150	39,753,834	454,238	20,158,328
William Waddill	25,926,483	42,741,598	912,141	20,158,328
Marianne De Backer	39,901,384	29,329,002	349,836	20,158,328
Adeoye Olukoton	39,368,271	29,230,260	981,691	20,158,328

Advisory Vote to Approve Executive Compensation

14,213,202 FOR 54,813,812 AGAINST 553,208 ABSTAIN 20,158,328 NON VOTES

Approval of the Non-Employee Director Compensation Plan

16,045,691 FOR 52,535,735 AGAINST 998,796 ABSTAIN 20,158,328 NON VOTES

Ratification of Rose, Snyder & Jacobs as Independent Auditors of the Company

87,172,994 FOR 591,637 AGAINST 1,973,919 ABSTAIN

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 18, 2022

ARROWHEAD PHARMACEUTICALS, INC.

By:	/s/ Ken Myszkowski
Ken Myszkowski
Chief Financial Officer